Exhibit 10.69

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Second Amendment”), dated as of February 24, 2010, amends that certain Amended and Restated Credit Agreement dated as of October 31, 2008, as amended by a First Amendment thereto dated as of November 18, 2009 (collectively, the “Credit Agreement”), by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), THE GUARANTORS (as defined in the Credit Agreement), THE LENDERS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrower has requested, and the Lenders have agreed, subject to the terms and conditions herein, to amend the Credit Agreement to, among other matters, permit the Borrower to create certain Subsidiaries organized under the laws of the Netherlands which will be used (i) to acquire the ownership interests of a Netherlands corporation in a business similar to the Loan Parties, and (ii) to effect a reorganization of the ownership interests of the Borrower’s Subsidiaries which are not organized under the laws of the United States of any state thereof.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendments to Credit Agreement.

(a) Section 1.1 [Defined Terms].

(i) Existing Definitions. The definition of “Foreign Holding Company Reorganization” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Foreign Holding Company Reorganization shall mean the transfer, in one or more steps, of the ownership interests in Koppers Australia and/or Koppers Europe to Koppers Netherlands Partnership and/or Koppers Netherlands Corporation and/or any Subsidiary thereof.”

(ii) New Definitions. The following new defined terms are hereby added to Section 1.1 of the Credit Agreement in alphabetical order as follows:

(A) “Cindu Acquisition Agreement shall mean that certain Share Sale and Purchase Agreement to be entered into among Koppers Netherlands Corporation, as the Purchaser, Cindu B.V. and Corus Stall B.V., as the Sellers, the

Borrower, NPM Capital N.V. and Sofinim NV, as the same may be amended from time to time, pursuant to which Koppers Netherlands Corporation shall purchase all the ownership interests of Cindu Chemicals.”

(B) “Cindu Chemicals shall mean Cindu Chemicals B.V., a private limited liability company organized under the laws of The Netherlands.”

(C) “Koppers Netherlands Corporation shall mean a Netherlands limited liability company organized by the Borrower for the purpose of acquiring the ownership interests of Cindu Chemicals under the Cindu Acquisition Agreement.”

(D) “Koppers Netherlands Partnership shall mean a Netherlands partnership organized by the Borrower for the purpose of, inter alia, holding the ownership interests of Koppers Netherlands Corporation.”

(b) Subsection (x) of Section 8.2.1 [Indebtedness] of the Credit Agreement is hereby amended and restated as follows:

“(x)	Indebtedness of Koppers Netherlands Partnership and/or Koppers Netherlands Corporation to the Borrower, WWV or other Subsidiaries of the Borrower which is incurred in consideration for the transfer of the ownership interests in Koppers Europe and/or Koppers Australia pursuant to any Foreign Holding Company Reorganization effected by the Borrower and its Subsidiaries; and”

(c) Subsection (x) of Section 8.2.4 [Loans and Investments] of the Credit Agreement is hereby amended and restated as follows:

“(x) Non-cash investments in or capital contributions or loans or advances to Koppers Netherlands Partnership and/or Koppers Netherlands Corporation which consist of the transfer of the ownership interests in Koppers Europe and/or Koppers Australia pursuant to any Foreign Holding Company Reorganization effected by the Borrower and its Subsidiaries; and”

(d) Subsection (3) of Section 8.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement is hereby amended and restated as follows:

“(3) any Subsidiary of a Loan Party may be merged into any Person or may be liquidated and dissolved, in each case in connection with the sale or disposition of such Subsidiary, if the sale or disposition of all of the assets of such Subsidiary would have been otherwise permitted hereunder, and any Subsidiary of the Borrower which is not a Loan Party may be merged into any other Subsidiary of the Borrower which is not a Loan Party,”

(e) Section 8.2.7 [Dispositions of Assets or Subsidiaries] of the Credit Agreement is hereby amended by inserting the following paragraph at the end of such Section 8.2.7:

“In addition to the foregoing permitted transfers and dispositions and in connection with the Foreign Holding Company Reorganization (i) WWV may contribute to Koppers Netherland Partnership the promissory note of Koppers Luxembourg payable to WWV in the amount of $11,700,000, and in connection therewith, the Administrative Agent shall release its security interest in such promissory note, and (ii) WWV may contribute to Koppers Netherlands Partnership, Koppers Netherlands Corporation or any Subsidiary thereof the ownership interests of WWV in Koppers Europe, Koppers Luxembourg and/or Koppers Australia, and in connection therewith, the Administrative Agent shall release its security interest in the ownership interests which are no longer held by a Loan Party.”

(f) Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] of the Credit Agreement is hereby amended and restated as follows:

“8.2.9. Subsidiaries, Partnerships and Joint Ventures.

Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as a Guarantor on the Closing Date or which is listed on Schedule 6.1.3 hereto (excluding Koppers Assurance); (ii) any Subsidiary formed under the laws of the United States or a state thereof (and prior to the redemption of all the 2003 Senior Notes, any Subsidiary formed under the laws of Australia or any territory or state thereof) after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors], provided that such Subsidiary and the Loan Parties, as applicable, shall grant and cause to be perfected first priority Liens to the Administrative Agent for the benefit of the Lenders (in form and substance satisfactory to the Administrative Agent) in the assets held by, and stock of or other ownership interests in, such Subsidiary; (iii) upon prior written notice to the Administrative Agent, any Subsidiary which is (a) not formed under the laws of the United States or a state thereof, (b) not a Guarantor hereunder, and (c) as to which the investment in such Subsidiary (together with all other loans, advances and investments to and in other such Subsidiaries) by the Loan Parties does not exceed the amount permitted under Section 8.2.4(vi), and (iv) upon prior written notice to the Administrative Agent, any Subsidiary formed under the laws of Luxembourg which is used to effect any Foreign Holding Company Reorganization. Any Subsidiary which executes a Guaranty of any Indebtedness under the 2003 Senior Notes shall execute and deliver a Guaranty Agreement in favor of the Administrative Agent. Except as set forth on Schedule 8.2.9 and to the extent permitted by Section 8.2.4(vii), each of the Loan Parties shall not become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture. Notwithstanding the preceding sentence, (x) the Loan Parties and their Subsidiaries may organize a new limited liability company (“U.S.LLC”) owned by WWV and organized under the laws of the United States or a state thereof, which U.S.LLC shall serve as the general partner of Koppers Netherlands Partnership and shall comply with the requirements of Section 11.18 [Joinder of Guarantors], (y) the Loan Parties and their Subsidiaries may organize Koppers Netherlands Partnership and Koppers Netherlands Corporation, and (z) WWV shall pledge to the Administrative Agent 100% of the ownership interests of U.S.LLC, and WWV and U.S.LLC each shall pledge to the Administrative Agent 65% of the ownership interest each such Loan Party holds in Koppers Netherlands Partnership.

At such time as the Borrower shall have redeemed all the 2003 Senior Notes and the security interests and other Liens of the 2003 Trustee shall have terminated, the Administrative Agent shall and hereby is authorized by the Lenders to (i) release from the Guaranty Agreement all Guarantors which are not formed under the laws of the United States or a state thereof, (ii) release all Collateral granted to the Administrative Agent by such foreign Guarantors which are released from the Guaranty Agreement, and (iii) reduce the pledge of 100% of the stock of any foreign Subsidiary owned by the Borrower or any Guarantor which is formed under the laws of the United States or any state thereof to a pledge in the amount of 65% of the stock of any foreign Subsidiary owned by the Borrower or any Guarantor which is formed under the laws of the United States or any state thereof. The Loan Parties hereby agree at all times after the redemption of the 2003 Senior Notes to cause 65% of the stock of any foreign Subsidiary owned by the Borrower or any Guarantor which is formed under the laws of the United States or any state thereof to be subject to the terms of the Pledge Agreement in favor of the Administrative Agent as Collateral for the Obligations.”

(g) Schedule 6.1.1 [Qualifications to do Business] to the Credit Agreement is hereby amended by adding thereto the following: “Koppers Ventures LLC — organized in Delaware”.

(h) Schedule 8.2.3 [Guaranties] to the Credit Agreement is hereby amended by adding thereto the following: “Guaranties by the Borrower included in the Cindu Acquisition Agreement, to the extent such guaranties are included in the latest form of such agreement provided to the Administrative Agent prior to the execution and delivery of the Second Amendment to the Credit Agreement”.

3. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Second Amendment shall not be effective until each of the following conditions precedent has been satisfied (such date is referred to herein as the “Effective Date”):

(a) The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed and delivered this Second Amendment to the Administrative Agent;

(b) The Borrower shall have delivered to the Administrative Agent a closing certificate dated the Effective Date certifying to the accuracy of representations and warranties, compliance with covenants and conditions and absence of any Potential Default or Event of Default under the Credit Agreement;

(c) The Borrower shall have delivered to the Administrative Agent for the benefit of each Lender a certificate dated the Effective Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

(i) all action taken by each Loan Party in connection with this Second Amendment and the other Loan Documents;

(ii) the names of the officer or officers authorized to sign this Second Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Second Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the date of this Second Amendment, certified by the corporate secretary of other appropriate officer, or alternatively, a certification by such corporate secretary or other appropriate officer that such documents remain unchanged and in full force and effect since the time of the certification provided to the Administrative Agent and the Lenders on December 1, 2009.

(d) Since December 31, 2008, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(e) No default or event of default shall have occurred or will occur under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor as a result of and after giving effect to the transactions contemplated by this Second Amendment;

(f) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Second Amendment;

(g) The Borrower shall have delivered to the Administrative Agent an opinion of Borrower’s counsel dated the Effective Date as to the due authorization, execution and delivery, and enforceability of this Second Amendment and such other matters as requested by the Administrative Agent, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

(h) The Borrower shall have paid to the Administrative Agent all fees required to be paid in connection with this Amendment, and the Borrower shall have reimbursed the Administrative Agent all fees and expenses, including without limitation, attorneys’ fees, for which the Administrative Agent is entitled to be reimbursed; and

(i) All legal details and proceedings in connection with the transactions contemplated by this Second Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

4. Incorporation into Credit Agreement. This Second Amendment shall be incorporated into the Credit Agreement by this reference.

5. Full Force and Effect. Except as expressly modified by this Second Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors.

6. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Second Amendment and all other documents or instruments to be delivered in connection herewith.

7. Counterparts. This Second Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

8. Entire Agreement. This Second Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Second Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

9. Governing Law. This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

KOPPERS INC.

By:	/s/ Louann E. Tronsberg Deihle

Name:	Louann E. Tronsberg Deihle

Title:	Treasurer

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS HOLDINGS INC.

By:	/s/ Louann E. Tronsberg Deihle

Name:	Louann E. Tronsberg Deihle

Title:	Treasurer

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

WORLD-WIDE VENTURES CORPORATION

By:	/s/ Louann E. Tronsberg Deihle

Name:	Louann E. Tronsberg Deihle

Title:	Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS DELAWARE, INC.

By:	/s/ Louann E. Tronsberg Deihle

Name:	Louann E. Tronsberg Deihle

Title:	Treasurer

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS ASIA LLC

By:	/s/ Louann E. Tronsberg Deihle

Name:	Louann E. Tronsberg Deihle

Title:	Treasurer

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS CONCRETE PRODUCTS, INC.

By:	/s/ Brian H. Mc Currie

Name:	Brian H. Mc Currie

Title:	Treasurer

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

CONCRETE PARTNERS, INC.

By:	/s/ Brian H. Mc Currie

Name:	Brian H. Mc Currie

Title:	Treasurer

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Lender, for itself and as successor to National City Bank

By:	/s/ Tracy J. Delock

Name:	Tracy J. Delock

Title:	Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as Syndication Agent

By:	/s/ Curtis C. Hunter III

Name:	Curtis C. Hunter III

Title:	Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Documentation Agent

By:	/s/ William M. Bulger, Jr.

Name:	William M. Bulger, Jr.

Title:	Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK, individually and as Syndication Agent

By:	/s/ C. Forrest Tefft

Name:	C. Forrest Tefft

Title:	Senior Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., individually and as Syndication Agent

By:	/s/ J. Barrett Donovan

Name:	J. Barrett Donovan

Title:	Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Jim Janovsky

Name:	Jim Janovsky

Title:	Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.

By:	/s/ Robert G. Morlan

Name:	Robert G. Morlan

Title:	Senior Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ JOHN L. HAYES

Name:	JOHN L. HAYES

Title:	SENIOR VICE PRESIDENT

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:	/s/ Paul J. Oris

Name:	Paul J. Oris

Title:	Senior Vice President

[SIGNATURE PAGE – SECOND AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ W. Christopher Kohler

Name:	W. Christopher Kohler

Title:	Vice President